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                                                                    EXHIBIT 10.1




                                                             AS AMENDED 5/16/90,
                                                                        6/18/92

                               BEST PROGRAMS, INC.
                      EMPLOYEE INCENTIVE STOCK OPTION PLAN


                                    Article I

                                    Purposes

      SECTION 1.01. The Company desires to provide a Nonqualified Stock Option Plan (the "Plan") by which certain of its key employees will be offered Nonqualified Stock Options for the acquisition of shares of Company Common Stock in consideration of services to be rendered prior to the receipt of such shares and as an incentive to such personnel to remain and to advance in employment of the Company and its subsidiaries, if any.

      SECTION 1.02. The Company believes that such an incentive program will cause these employees to promote the success of the Company's business, to increase their proprietary interest in the success of the Company, and to contribute materially to the achievement of long-term growth in the earnings of the Company to the benefit of the Company and its shareholders.

      SECTION 1.03 The Company intends that Nonqualified Stock Options issued under the Plan will qualify as "nonqualified stock options" subject to tax in accordance with the provisions of Section 83 of the Code, and the terms of the Plan shall be interpreted in accordance with this intention.

                                   Article II

                                   Definitions

      For purposes of the Plan, and the Nonqualified Stock Options granted thereunder, the following definitions shall control:

      SECTION 2.01. Plan. The term "Plan" shall mean this Nonqualified Stock Option Plan.

      SECTION 2.02. Board of Directors. The term "Board of Directors" shall mean the board of directors of BEST PROGRAMS, INC.

      SECTION 2.03. Code. The term "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any such laws which may become effective in the place and stead of such Code.

      SECTION 2.04. Committee. The term "Committee" shall mean the committee constituted under Section 4.01 to implement the Plan.
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      SECTION 2.05. Company. The term "Company" shall mean BEST PROGRAMS, INC.

      SECTION 2.06. Fair Market Value. The term "Fair Market Value" shall mean the fair market value of the Common Stock of the Company as shall reasonably be determined by the Committee.

      SECTION 2.07. Key Employee. The term "Key Employee" shall include the officers, executives, and supervisory personnel of the Company, and such other employees, or classes of employees, of the Company, as may be designated by the Board of Directors from time to time.

      SECTION 2.08. Nonqualified Stock Option. The term "Nonqualified Stock Option" shall mean an option granted by the Company to purchase Common Stock under the terms of the Plan.

      SECTION 2.09. Common Stock. The term "Common Stock" shall mean the Common Stock, no par value, of the Company.

      SECTION 2.10. Option Exercise Period. The term "Option Exercise Period" shall mean the period of time during which, by the terms of a Nonqualified Stock Option, the Participant has the right to acquire Common Stock.

      SECTION 2.11. Option Price. The term "Option Price" shall mean the price at which the Participant may purchase Common Stock under a Nonqualified Stock Option.

      SECTION 2.12. Participant. The term "Participant" shall mean a Key Employee who has been granted a Nonqualified Stock Option by the Company.

                                   Article III

                        Common Stock Subject to the Plan

      SECTION 3.01. Aggregate Number of Shares. The aggregate number of shares of Common Stock which may be reserved by the Board of Directors for purchase by Participants under the terms of all Nonqualified Stock Options granted under this Plan shall not exceed 150,000 shares, subject to the provisions of Section 3.03.

      SECTION 3.02. Stock Subject to Reserve.

                  (a) As the Board determines from time to time, the Common Stock reserved pursuant to Section 3.01 may be, in whole or in part, either authorized but unissued shares of the Common Stock, or issued shares of the Common Stock which have been reacquired by the Company. If any options shall expire or terminate for any reason, without having been exercised in full, the unpurchased shares subject thereto
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      shall again be available for further grants of Nonqualified Stock Options under the Plan.

                  (b) Each Nonqualified Stock Option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such Nonqualified Stock Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Nonqualified Stock Option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

SECTION 3.03. Adjustment in Number of Shares.

                  (a) If a stock dividend or split shall be declared upon the Common Stock, the number of shares of Common Stock then subject to any Nonqualified Stock Option, and the number of shares reserved for issuance pursuant to the Plan but not yet covered by any such option, shall be adjusted to reflect such stock dividend or split as if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend or split.

                  (b) If the Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of Common Stock then subject to any Nonqualified Stock Option, and for each share of Common Stock reserved for issuance pursuant to the Plan but not yet covered by any such option, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be changed into or exchanged for. Notwithstanding the foregoing, Section
      5.04 shall govern in the event that the Company shall at any time propose to merge into, consolidate with, or sell or otherwise transfer all, or substantially all its assets to another corporation, and provision is not made pursuant to the terms of such transaction for the adjustment of, or assumption by the surviving, resulting or acquiring corporation of outstanding Nonqualified Stock Options under the Plan, or for the substitution of new Nonqualified Stock Options therefor.

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                  (c) If there shall be any change, other than as specified
       above in this Section, in the number or kind of outstanding shares of Common Stock, or of any stock or other securities into which such Common Stock shall have been exchanged, then the Committee shall make such adjustments, if any, as it determines are appropriate in the number of shares of Common Stock specified in Section 3.01 and in all Nonqualified Stock Options granted prior to such event.

In the event of adjustments to Nonqualified Stock Options pursuant to paragraph
(a), (b), or (c) of this Section 3.03, the Company shall give prompt notice of such adjustments to the Participants. No fractional shares will be issued under the Plan on account of any such adjustments.

                                   Article IV

                           Administration of the Plan

      SECTION 4.01. The Committee. The Plan shall be administered under the supervision of the Board of Directors, which may exercise its powers, to the extent herein provided, through the agency of a stock option committee (the "Committee") which shall be appointed by the Board of Directors and shall serve at the pleasure of the Board of Directors. The Committee shall consist of not less than three (3) members of the Board of Directors. The Board of Directors may at any time remove any member of the Committee for any reason and shall promptly fill all vacancies in the Committee, however caused. All references to the Committee made herein shall mean and relate to the Board of Directors if no such Committee has been appointed.

      SECTION 4.02. Eligibility for the Committee. Any member of the Board of Directors shall be eligible to serve on the Committee.

      SECTION 4.03. Administration by the Committee. The specific duties of the Committee shall include:

                 (a) determining the Option Price at which stock subject to Nonqualified Stock Options is to be purchased;

                 (b) determining the number of shares to be covered by each Nonqualified Stock Option granted pursuant to the Plan;

                 (c) determining the terms and conditions (not inconsistent with the Plan) of any Nonqualified Stock Option granted hereunder (including but not limited to restrictions upon the option or the shares of Common Stock issuable upon exercise thereof);




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                 (d) determining from time to time the Fair Market Value of the
      Common Stock;

                 (e) adopting rules and regulations for carrying out the provisions and purposes of the Plan, subject to the express provisions of the Plan; and

                 (f) maintaining a written record of the proceedings of the Committee.

      In making determinations under this Section, the Committee may take into account the nature of the services rendered by respective Key Employees, their present and potential contributions to the success of the Company and such other factors as the Board of Directors shall direct or the Committee shall deem relevant. The interpretation and construction of any provision of the Plan by the Committee shall, unless otherwise determined by the Board of Directors, be final and conclusive.

      SECTION 4.04. Acts of the Committee. The presence of a majority of the members of the Committee shall constitute a quorum at any meeting thereof. The acts of a majority of the members present at any meeting at which a quorum is present shall be the acts of the Committee. Members of the Committee may participate in a regular or special meeting of the Committee either in person or through the use of any means of communication by which all members participating may simultaneously hear each other during the meeting. A member participating in a meeting by any such means is deemed to be present in person at the meeting. In addition to the foregoing, and without the necessity of a meeting of the Committee, actions approved in writing by all members of the Committee shall be the acts of the Committee.

      SECTION 4.05. Selection of Participants. In order for a Key Employee to be selected for the grant of a Nonqualified Stock Option pursuant to the Plan, such employee must be nominated by the President of the Company and the nomination must be approved by the Board of Directors; provided, however, that any member of the Board of Directors will recuse himself or herself from the consideration of any such nomination by the Board of Directors if such member would benefit from the Nonqualified Stock Option under consideration. The adoption of this Plan shall not be deemed to give any Key Employee any right to be granted a Nonqualified Stock Option, except to the extent and upon such terms as may be determined by the Committee.

                                    Article V

               Terms and Conditions of Nonqualified Stock Options

      SECTION 5.01. General. Each Nonqualified Stock Option approved for grant by the Committee pursuant to the Plan shall be

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in writing and shall be signed either manually or by facsimile by the President or a Vice-President and by the Secretary or an Assistant Secretary of the Company. The form and terms of the Nonqualified Stock Options granted pursuant to the Plan need not be uniform, but each shall contain the provisions required by Section 5.02 and shall be subject to the provisions of the Plan. In addition to such required provisions, the Nonqualified Stock Option may contain such other provisions not inconsistent therewith as the Committee shall determine.

      SECTION 5.02. Required Provisions of Nonqualified Stock Options. Each Nonqualified Stock Option granted pursuant to the Plan shall contain the following provisions:

              (a) Number of Shares. A statement of the number of shares of Common Stock that the Participant may purchase under the Nonqualified Stock Option.

              (b) Option Price. A statement of the purchase price, which shall be the Fair Market Value on the date the option is granted or such other price as the Committee shall establish;

              (c) Option Exercise Period. A provision defining the Option Exercise Period as beginning and expiring at a time specified in the Nonqualified Stock Option, with such provisions for earlier termination as the Committee deems proper.

      SECTION 5.03. Exercise of the Nonqualified Stock Option. A Nonqualified Stock Option may only be exercised during the Option Exercise Period. Each Nonqualified Stock Option granted under the Plan shall be exercisable either in full or in installments at such time or times during such period as shall be set forth in the agreement evidencing such Option, subject to earlier termination as provided in this Plan. In order to exercise the Nonqualified Stock Option, the Participant must submit to the Committee a written notice of an intent to exercise the option with respect to a specified number of shares of Common Stock, and must pay to the Company the total amount of the Option Price for that number of shares. Within 30 days thereafter, the Company shall issue or transfer to the Participant stock certificates for that number of shares and shall record such issuance or transfer on the books of the Company. The exercise of a Nonqualified Stock Option granted pursuant to the Plan is also subject to the following conditions:

              (a) Ownership of Stock. A Participant, before or after exercise of the Nonqualified Stock Option, shall have no rights as a shareholder of the Company with respect to any shares covered by such exercise until such shares are


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      issued or transferred to the Participant on the books of the Company;

              (b) Termination of Employment. If a Participant ceases to be employed by the Company, including any subsidiary of the Company, other than by reason of death, disability or termination for cause which are addressed in Section (c) below, no further installments of that Participant's Nonqualified Stock Option(s) shall become exercisable, and such Nonqualified Stock Option(s) shall terminate after the passage of ninety (90) days from the date of termination of the Participant's employment, but in no event later than on each Nonqualified Stock Option's specified expiration date. For purposes of this Section (b) only, employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days, or, if longer, any period during which such optionee's right to re-employment is guaranteed by statute. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under this Section (b). Nothing in this Plan shall be deemed to give any Participant the right to be retained in employment by the Company for any period of time. The Company further retains the right to revoke the Nonqualified Stock Option at any time, upon notice to the Participant, if it becomes contrary to law, or to modify such Nonqualified Stock Option to bring it into compliance with any valid and mandatory law or regulation now or hereafter enacted or promulgated by any government having jurisdiction. The Nonqualified Stock Option may not be exercised by or transferred to any person other than the Participant during the lifetime of the Participant.

              (c) Death; Disability; Misconduct.

      (i) Death. If a Participant ceases to be employed by the Company or its subsidiaries by reason of death, any Nonqualified Stock Option of that Participant may be exercised, to the extent of the number of shares with respect to which the Participant could have exercised it on the date of death, by the Participant's estate, personal representative or beneficiary who has acquired the Nonqualified Stock Option by will or by the laws of descent and distribution, at any time prior to the earlier of the specified expiration date of the Nonqualified Stock Option or one year from the date of the Participant's death.

      (ii) Disability. If a Participant ceases to be employed by the Company and all of its subsidiaries by reason of disability, the Participant shall have the right to

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      exercise any Nonqualified Stock Option held on the date of termination due to such disability, to the extent of the number of shares that were exercisable on such date, at any time prior to the earlier of the specified expiration date of the Nonqualified Stock Option or one year from the date of termination of the Participant's employment due to such disability. For purposes of the Plan, the term "disability" shall mean "permanent and total disability," as defined in Section 22(e)(3) of the Code or successor statute.

      (iii) Misconduct. If a Participant's employment with the Company or any subsidiary is terminated for "cause," that Participant's Nonqualified Stock Option(s) shall terminate on the date of such termination and shall thereupon not be exercisable to any extent whatsoever. "Cause" is shall mean willful misconduct in connection with the Participant's employment or willful failure to perform his or her employment responsibilities in the best interests of the Company (including, without limitation, breach by the Participant of any provision of any employment, nondisclosure, noncompetition or other similar agreement between the Participant and the Company), as determined by the Committee or the Company, which determination shall be conclusive. For purposes of this Section (c), termination of employment shall be deemed to occur when the Participant receives notice that his or her employment is terminated."

              (d) Acquisition of Stock for Investment Purposes. The Nonqualified Stock Option may not be exercised if the issuance or transfer of shares of Common Stock of the Company upon such exercise would constitute a violation of any applicable federal or state securities or other law or valid regulation. The Participant, as a condition to the exercise of the Nonqualified Stock Option, shall represent and warrant to the Company in any written notice of an intent to exercise the option that the shares of Common Stock of the Company acquired under the Nonqualified Stock Option are being acquired for investment and not with a present view to sell or distribute such shares, unless counsel for the Company is then of the opinion that such a representation is not required under the Securities Act of 1933 or any other applicable law, regulation, or rule of any governmental agency.

              (e) Restrictions on Sale or Transfer. Unless the shares shall become registered for purposes of applicable federal and state securities laws, the shares shall be subject to such restrictions on sale or transfer as may be required by law. These restrictions shall be set out in a legend borne on the face of the certificates.



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      SECTION 5.04. Mergers, Consolidations, Etc. In the event the Company shall at any time propose to merge into, consolidate with, or sell or otherwise transfer all, or substantially all, of its assets to another corporation, and provision is not made pursuant to the terms of such transaction for the adjustment of, or assumption by the surviving, resulting, or acquiring corporation of, outstanding Nonqualified Stock Options under the Plan, or for the substitution of new Nonqualified Stock Options therefor, the Board of Directors shall either (i) upon written notice to the Participants, provide that all Nonqualified Stock Options must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (ii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable) over the exercise price thereof.

      SECTION 5.05. Rights of First Refusal. The transfer of any shares acquired pursuant to the exercise of a Nonqualified Stock Option granted under the Plan by the Participant to a third party is subject to a right of first refusal by the Company at the price offered by such third party, such right to be exercised within thirty days after receipt by the Company of formal written notice of such offer by such third party.

      SECTION 5.06. Tax Withholding. The Company may demand, as a condition to the exercise of the Nonqualified Stock Option, that the Participant authorize the Company to deduct and withhold in accordance with applicable law from any regular cash compensation payable to such Participant any taxes required to be withheld by the Company under federal, state, or local law as a result of the exercise of the Nonqualified Stock Option. If any such withholding liability cannot be satisfied from a Participant's regular cash compensation, or the Participant so elects, the Company may withhold from the shares of Common Stock acquired pursuant to the exercise of the Nonqualified Stock Option such number of shares as shall have a Fair Market Value that is just sufficient to satisfy the applicable federal, state, and local withholding tax liability incurred as a result of the exercise of the Nonqualified Stock Option; provided, that in the event the Fair Market Value of such shares is in excess of such liability, the Company shall pay the amount of such excess to the Participant in cash.

                                   Article VI

                        Amendment and Termination of Plan

      SECTION 6.01. Termination of Plan. The Board of Directors, without approval of the stockholders of the Company, may terminate the Plan at any time. In addition, the Plan shall terminate upon the date on which all shares available for

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issuance under the Plan shall have been issued pursuant to the exercise or cancellation of options granted under the Plan.

      SECTION 6.02. Amendment of the Plan. The Board of Directors of the Company may at any time make such modifications of the Plan as it shall deem advisable.

      SECTION 6.03. Effect of Termination or Amendment of Plan on Outstanding Nonqualified Stock Options. No termination or amendment of the Plan may, without the consent of the Participant, adversely affect the rights of such Participant under a Nonqualified Stock Option granted prior to the date of such termination or amendment. This provision shall not, however, apply to any amendment or termination of a Nonqualified Stock Option pursuant to provisions contained therein.

                                   Article VII

                            Miscellaneous Provisions

         SECTION 7.01. Effective Date of the Plan. The Plan shall become effective on the date approved by the shareholders.




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